EXHIBIT 10.17




                          THIRD MODIFICATION AGREEMENT

THIS THIRD MODIFICATION AGREEMENT made effective as of the 30th day of September, 2001,

AMONG:

          BRAD RUDOVER of 836  Pemberton  Road,  Grosse  Pointe Park,  Michigan,
          48230

          ("Brad")

AND:

          SECOND STAGE VENTURES, INC., a corporation incorporated under the laws of the State of Nevada and having an office at P.O. 280, 92 Welk Lane, Windward Road, Providenciales, Turks & Caicos Island, B.W.I.

          ("Second Stage")

AND:

          EASYTRIVIA.COM, INC., a corporation incorporated under the laws of the State of Washington and having an office at Suite 400 - 107 114 West Magnolia Street, Bellingham, Washington, 98225

          ("EasyTrivia")

WHEREAS:

A. By an agreement made effective as of the 5th day of October, 2000 (the "Financing Agreement") among Brad, Second Stage, EasyTrivia and Brent Snejdar ("Brent"), Second Stage agreed to provide EasyTrivia with certain financing in order to allow EasyTrivia to develop its online trivia game show business;

B. By an agreement made effective as of the 27th day of October, 2000 (the "Assignment Agreement") among Brad, Brent and EasyTrivia, Brent assigned to Brad all of Brent's right, title and interest in, to and under the Financing Agreement and all the benefits to be derived therefrom and Brad accepted such assignment;

C. By an agreement made effective as of the 19th day of January, 2001 (the "First Modification Agreement") among Brad, Second Stage and EasyTrivia, the parties amended the Financing Agreement by extending certain dates contained therein;

D. By an agreement made effective as of the 6th of February, 2001 (the "Second Modification Agreement") among Brad, Second Stage and EasyTrivia, the parties amended the Financing Agreement by extending certain dates contained therein;

E. The parties wish to further amend the Financing Agreement as hereinafter set forth.

         NOW THEREFORE THIS Third Modification Agreement witnesses that in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged and agreed to by the parties), the parties hereto hereby covenant and agree as follows:

1. The date contained in the first line of section 3.1 of the Financing Agreement shall be extended from December 31, 2001 to June 30, 2002.

2. The date contained in the first line of section 3.1(a) of the Financing Agreement shall be extended from January 15, 2002 to July 15, 2002.

3. The date contained in the second line of section 3.1(b) of the Financing Agreement shall be extended from January 15, 2002 to July 15, 2002.

4. The date contained in the first line of section 3.2 of the Financing Agreement shall be extended from to December 31, 2001 to June 30, 2002.

5. The date commencing at the second line of section 3.2 of the Financing Agreement and ending at the beginning of the third line of section 3.2 of the Financing Agreement shall be extended from January 15, 2002 to July 15, 2002.

6. The date contained in the fourth line of section 3.2 of the Financing Agreement shall be extended from to January 31, 2002 to August 2, 2002.

7. Campney & Murphy are solicitors for Second Stage only. EasyTrivia and Brad each confirm and agree that Campney & Murphy is not providing either of them with any legal or other advice in connection with this Third Modification Agreement. Brad and EasyTrivia each confirm and agree that they each have been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal and other applicable professional advice and counsel prior to entering into this Third Modification Agreement. Brad and EasyTrivia have either obtained all such advice and counsel or have determined to their own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.

8. Save as amended hereby, all of the terms of the Financing Agreement, the First Modification Agreement and the Second Modification Agreement shall continue in full force and effect.


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9. This Third Modification Agreement may be executed in counterparts.


IN WITNESS WHEREOF the parties have duly executed this Third Modification Agreement to be effective as of the date first written above.


SIGNED, SEALED & DELIVERED
by BRAD RUDOVER                        )
in the presence of:                    )
/s/  Donn Burchill                     )
------------------------------------   )
Signature of Witness                   )
Name:  Donn Burchill                   )   /s/ Brad W. Rudover
Address:   2241 Heather St.            )   BRAD RUDOVER
                                       )
           Vancouver, B.C.             )
Occupation:  Accountant                )
                                       )
                                       )
                                       )
                                       )
                                       )
                                       )


SECOND STAGE VENTURES, INC.
by its authorized signatory:

/s/ Zennie Morris
------------------------------------
Authorized Signatory



EASYTRIVIA.COM, INC.
by its authorized signatory:

/s/ Brad Rudover
------------------------------------
Authorized Signatory